UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-23A-02, G-Vestor Tower Pavilion Embassy, 200 Jalan Ampang 50450 W.P. Kuala Lumpur, Malaysia
(Address of principal executive offices) (Zip Code)

(60) 3 8408-1788
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On September 10, 2025, the Board of Directors, as well as the Audit Committee of Greenpro Capital Corp. (the “Company”), approved and accepted the resignation of JP Centurion & Partners PLT (“JP Centurion”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of JP Centurion on the Company’s financial statements as of and for the two most recent fiscal years ended December 31, 2024 and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that there was an explanatory paragraph as to the Company’s ability to continue as a going concern and as to critical audit matters.

During the years ended December 31, 2024 and December 31, 2023, and the subsequent interim period from January 1, 2025 to the date of this report, and in connection with the audit of the Company’s financial statements, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with JP Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to JP Centurion’s satisfaction, would have caused JP Centurion to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided JP Centurion with a copy of the disclosures in this report and has requested that JP Centurion furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not JP Centurion agrees with the statements in this Item 4.01. Despite the Company’s request, JP Centurion has not provided the letter to the Company stating whether it agrees or disagrees with the statements pertaining to it in this Item 4.01 on this Form 8-K. As of the filing date of this report, the Company is liaising with JP Centurion to obtain the letter.

(b) Engagement of new independent registered public accounting firm

On September 10, 2025, the Board of Directors, as well as the Audit Committee of the Company, approved and authorized the engagement of the accounting firm of SFAI Malaysia PLT (“SFAI”) as the Company’s new independent registered public accounting firm. SFAI’s appointment is for the Company’s fiscal year ending December 31, 2025, and related interim periods.

During the Company’s two most recent fiscal years (ended December 31, 2024 and December 31, 2023) and the subsequent interim period prior to the engagement of SFAI, neither the Company, nor anyone on the Company’s behalf consulted with SFAI regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or (iii) any reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from JP Centurion & Partners PLT, dated September 23, 2025, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: September 23, 2025	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director